Stock Split	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Stock Split

3. STOCK SPLIT

On March 25, 2015, the Company completed a two-for-one stock split, which was implemented by way of a stock dividend, whereby shareholders received an additional Common Share for each Common Share held. All equity-based compensation plans or arrangements were adjusted to reflect the issuance of additional Common Shares.

Accordingly, all of the Company’s issued and outstanding Common Shares, incentive stock options, and restricted and deferred stock units have been restated for all periods presented to reflect the stock split. In addition, earnings per Common Share, Cash dividends paid per Common Share, weighted average exercise price for stock options and the weighted average fair value of options granted have been restated for all periods presented to reflect the stock split.